CITY NATIONAL ROCHDALE FUNDS

CITY NATIONAL ROCHDALE SHORT TERM EMERGING MARKETS DEBT FUND

Class Y (CNRGX)

Supplement dated December 20, 2019, to the

Summary Prospectus dated January 18, 2019, and

Prospectus dated January 18, 2019

The following information supplements and supersedes any contrary information contained in the Summary Prospectus and Prospectus for the City National Rochdale Short Term Emerging Markets Debt Fund (the “Fund”):

The Adviser and sub-adviser will accept investments in the Fund until January 10, 2020. After this date, the Fund will close to new and additional investments. The Adviser and sub-adviser expect that the Fund will liquidate approximately 2 ½ years after the Fund’s inception date of May 14, 2019.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.